                                                                    EXHIBIT 25.1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                              __________________

                                   FORM T-1

                      STATEMENT OF ELIGIBILITY UNDER THE
                 TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE
                              __________________

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                   PURSUANT TO SECTION 305(b)(2)  /3/___/3/
                              __________________

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

                                  13-5160382
                     (I.R.S. employer identification no.)

                   48 Wall Street, New York, New York  10286

             (Address of principal executive offices)  (Zip Code)
                              ___________________

                             The Bank of New York
                            10161 Centurion Parkway
                          Towermarc Plaza, 2nd Floor
                         Jacksonville, Florida  32256
                          Attn:  Ms. Sandra Carreker
                                (904) 998-4716

           (Name, address and telephone number of agent for service)
                             ____________________

                              FRD ACQUISITION CO.
              (Exact name of obligor as specified in its charter)

                       Delaware                     57-1040952
            State or other jurisdiction of         (IRS employer
            incorporation or organization       identification no.)

              18831 Von Karman Avenue, Irvine, California  92715
             (Address of principal executive offices)   (Zip code)
                             ____________________

                         12.50% Senior Notes due 2004
                      (Title of the indenture securities)

1.  General Information.
    -------------------

    Furnish the following information as to the trustee--

         Name and address of each examining or supervising authority to which it is subject.

         Superintendent of Banks of the State of New York
         2 Rector Street New York, N.Y. 10006, and Albany, N.Y. 12203

         Federal Reserve Bank of New York
         33 Liberty Plaza
         New York, N.Y.  10045

         Federal Deposit Insurance Corporation
         Washington, D.C.  20429

         New York Clearing House Association
         New York, N.Y.

         Whether it is authorized to exercise corporate trust powers.

         Yes.


2.  Affiliations with Obligor.
    -------------------------

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.  (See Note on page 4.)


16. List of Exhibits.
    ----------------

    Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

    (1) A copy of the Organization Certificate of the Bank of New York
    (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and
     Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     (4) A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     (6) The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration No. 33-44051.)

     (7) A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                                     NOTE

Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said
Item is based on incomplete information.

Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                             EXHIBIT 6 TO FORM T-1

                              CONSENT OF TRUSTEE

     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of FRD Acquisition Co. 12.50% Senior Notes due 2004, The Bank of New York hereby consents that reports of examinations by Federal, State, and Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                        THE BANK OF NEW YORK

                                        By: /s/ Sandra Carreker
                                            ----------------------
                                            Sandra Carreker, Agent

                                   SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Jacksonville and the State of Florida, on the 27th day of June, 1996.


                                        THE BANK OF NEW YORK


                                        By: /s/ Sandra Carreker
                                            ----------------------
                                            Sandra Carreker, Agent

                             EXHIBIT 7 TO FORM T-1

                      Consolidated Report of Condition of
                             THE BANK OF NEW YORK
                   of 48 Wall Street, New York, N.Y.  10286

     And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business March 31, 1996, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                    Dollar Amounts
                                                                    in Thousands

ASSETS
- ------

Cash and balances due from
     depository institutions:
     Noninterest-bearing balances
       and currency and coin                                        $ 2,461,550
     Interest-bearing balances                                          835.563
     Securities:
     Held-to-maturity securities                                        802,064
     Available-for-sale securities                                    2,051,263
Federal funds sold and securities
     purchased under agreements to resell
     in domestic offices of the bank:
     Federal funds sold                                               3,885,475
     Securities purchased under
       agreements to resell
Loans and lease financing receivables:
     Loans and leases,
       net of unearned income                                        27,820,159
     LESS: Allowance for loan and
       lease losses                                                     509,817
     LESS: Allocated transfer
       risk reserve                                                       1,000
     Loans and leases, net of unearned
       income and allowance and reserve                              27,309,342



Assets held in trading accounts                                         837,118
Premises and fixed assets (including
     capitalized leases)                                                614,567
Other real estate owned                                                  51,631
Investments in unconsolidated
     subsidiaries and associated
     companies                                                          225,158
Customers' liability to this bank
     on acceptances outstanding                                         800,375
Intangible assets                                                       436,668
Other assets                                                          1,247,908
                                                                    -----------
Total assets                                                        $41,558,682
                                                                    ===========
LIABILITIES
- -----------
Deposits:
     In domestic offices                                            $18,851,327
     Noninterest-bearing                                              7,102,645
     Interest-bearing                                                11,748,682
     In foreign offices, Edge and
       Agreement subsidiaries, and IBFs                              10,965,604
     Noninterest-bearing                                                 37,855
     Interest-bearing                                                10,927,749
Federal funds purchased and securities
     sold under agreements to repurchase
     in domestic offices of the bank and
     of its Edge and Agreement
     subsidiaries, and in IBFs:
     Federal funds purchased                                          1,224,886
     Securities sold under agreements
       to repurchase                                                     29,728
Demand notes issued to the
     U.S. Treasury                                                      118,870
Trading liabilities                                                     673,944
Other borrowed money:
     With original maturity of one year
       or less                                                        2,713,248
     With original maturity of more
       than one year                                                     20,780



Bank's liability on acceptances
       executed and outstanding                                         803,292
Subordinated notes and debentures                                     1,022,860
Other liabilities                                                     1,590,564
                                                                    -----------
Total liabilities                                                    38,015,103
                                                                    ===========

EQUITY CAPITAL
- --------------

Common stock                                                            942,284
Surplus                                                                 525,666
Undivided profits and capital
     reserves                                                         2,078,197
Net unrealized holding gains (losses)
     on available-for-sale securities                                     3,197
Cumulative foreign currency
     translation adjustments                                             (5,765)
                                                                    -----------
Total equity capital                                                  3,543,579
                                                                    -----------
Total liabilities and equity capital                                $41,558,682
                                                                    ===========

     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                        Robert E. Keilman


     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


J. Carter Bacot  )
Thomas A. Renyi  )  Directors
Alan R. Griffith )